Exhibit 10.111

SIXTEENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED WAIVER

This SIXTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) is dated as of July 15, 2008 (the “Amendment Date”) and entered into by and among BANK OF AMERICA, N.A., as lender (the “Lender”), with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and MEADE INSTRUMENTS CORP., a Delaware corporation, SIMMONS OUTDOOR CORPORATION, a Delaware corporation, and CORONADO INSTRUMENTS, INC., a California corporation (such entities being referred to hereinafter each individually as a “Borrower” and collectively, the “Borrowers”).

WHEREAS, the Lender and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Agreement”);

WHEREAS, the Borrowers have failed to deliver to the Lender an unqualified report by independent certified public accountants for the Fiscal Year ended February 29, 2008 in accordance with Section 5.2(a) of the Agreement (the “Existing Default”); and

WHEREAS, the Borrowers have requested that the Lender (a) waive the Existing Default and (b) amend the Agreement in certain other respects, and the Lender has agreed to the foregoing waiver and amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.          Definitions.  Initially capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

Section 2.01.          Amendment to the Definition of “Availability Reserve”.  The definition of “Availability Reserve” as set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Availability Reserve’ means a reserve in the amount at all times equal to $500,000.”

Section 2.02.          Amendment to the Definition of “Borrowing Base”.  The definition of “Borrowing Base” as set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Borrowing Base’ means, at any time, an amount equal to the sum of (a) the Accounts Advance Amount, plus (b) the Inventory Advance Amount, minus (c) Reserves from time to time established by the Lender in its reasonable credit judgment, where:

‘Accounts Advance Amount’ means, at any time, an amount equal to eighty percent (80%) of the Net Amount of Eligible Accounts; provided, however, that the aggregate Revolving Loans advanced against Approved Foreign Accounts shall not exceed $2,000,000; and

‘Inventory Advance Amount’ means, at any time, an amount equal to the lesser of (i) $7,000,000 reducing to $3,000,000 on December 31, 2008, or (ii) the lesser of (x) sixty percent (60%) of the Net Value of Eligible Inventory owned by the Borrowers reducing to fifty percent (50%) of the Net Value of Eligible Inventory owned by the Borrowers on December 31,2008, or (y) eighty-five percent (85%) of the Net Orderly Liquidation Value of Eligible Inventory owned by the Borrowers reducing to seventy-five percent (75%) of the Net Orderly Liquidation Value of Eligible Inventory owned by the Borrowers on December 31, 2008.”

Section 2.03.          Amendment to the Definition of “Maximum Revolver Amount”.  The definition of “Maximum Revolver Amount” as set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Maximum Revolver Amount’ means $15,000,000, reducing to $12,000,000 on November 30, 2008, and reducing further to $10,000,000 on December 31, 2008.”

Section 2.04.          Amendment to the Definition of “Reserves”.  The definition of “Reserves” as set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Reserves’ means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Accounts or Eligible Inventory, established by Lender from time to time in Lender’s reasonable credit judgment.  Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Lender’s credit judgment: (a) Bank Product Reserves; (b) a reserve for accrued, unpaid interest on the Obligations; (c) reserves for rent at leased locations subject to statutory or contractual landlord liens; (d) the Slow Moving Reserve; (e) the Dilution Adjustment Reserve; (f) warehousemen’s or bailees’ charges; (g) the Working Capital Reserve; (h) the Availability Reserve; (i) the Brand Sales Reserve; and (j) the Simmons Transaction Reserve.”

Section 2.05.          Amendment to Section 1.1.  Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“1.1         Total Facility.  Subject to all of the terms and conditions of this Agreement, the Lender agrees to make available a total credit facility of up to $15,000,000, reducing to $12,000,000 on November 30, 2008, and reducing further to $10,000,000 on December 31, 2008 (the ‘Total Facility’) to the Borrowers from time to time during the term of this Agreement.  The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.”

Section 2.06.          Amendment to Section 7.22.  Section 7.22 of the Agreement is hereby amended and restated to read in its entirety as follows:

“7.22       Minimum EBITDA.  Tested on a cumulative monthly basis beginning March 2008 through February 2009 and thereafter tested quarterly on a trailing four quarter basis beginning May 2009, Meade and its consolidated Subsidiaries will maintain EBITDA for each period set forth below of not less than the corresponding amount set forth below:

Period

Minimum EBITDA

March 2008

($930,000)

April 2008

($2,030,000)

May 2008

($2,100,000)

June 2008

($3,400,000)

July 2008

($4,200,000)

August 2008

($5,300,000)

September 2008

($6,100,000)

October 2008

($6,100,000)

November 2008

($3,900,000)

December 2008

($3,900,000)

January 2009

($4,600,000)

February 2009

($5,300,000)

May 2009 and thereafter

$1,500,000”

Section 2.07.          Amendment to Section 7.25.  Section 7.25 of the Agreement is hereby amended and restated to read in its entirety as follows:

“7.25       Capital Expenditures.  Neither any Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrowers and their Subsidiaries on a consolidated basis would exceed $500,000 in the aggregate during any Fiscal Year.”

ARTICLE III

LIMITED WAIVER

Section 3.01.          Waiver of Existing Default.  The Lender hereby waives the Existing Default for the Fiscal Year ended February 29, 2008.  The foregoing waiver is limited to the Existing Default and to the specific time period set forth above and shall not constitute a waiver of any other Defaults or Events of Default that are now existing or that may hereafter occur, or any rights or remedies that the Lender may have under the Agreement, the other Loan Documents or applicable law with respect thereto, all of which rights and remedies are specifically reserved.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.01.          Conditions Precedent.  This Amendment shall not be binding upon the Lender until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Lender:

(i)            The representations and warranties contained herein and in the Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(ii)           The Borrowers shall have delivered to the Lender an executed original copy of this Amendment;

(iii)          The Borrowers shall have delivered to the Lender executed original copies of each of the Consents and Reaffirmations attached to this Amendment;

(iv)          The Borrowers shall have paid to the Lender all fees, costs, and expenses owed to and/or incurred by the Lender in connection with this Amendment;

(v)           After giving effect to Section 3.01, no Default or Event of Default shall have occurred and be continuing; and

(vi)          All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Lender in its sole and absolute discretion.

ARTICLE V

MISCELLANEOUS

Section 5.01.          Acknowledgment.  Each Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Borrower with all of the provisions of this Amendment:  (a) are within its powers and purposes; (b) have been duly authorized or approved by such Borrower; and (c) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of such Borrower, enforceable in accordance with their terms.  Each Borrower reaffirms its obligation to pay all amounts due the Lender under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 5.02.          Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.  Any lien and/or security interest granted to the Lender in the Collateral set forth in the Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 5.03.          Parties, Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of each of the Borrowers, the Lender, and their respective successors and assigns.

Section 5.04.          Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which, when taken together shall constitute one and the same instrument.  A facsimile signature shall be deemed effective as an original.

Section 5.05.          Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.06.          Expenses of the Lender.  The Borrowers agree to pay on demand (a) all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel, and (b) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel, the allocated cost of staff counsel, and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 5.07.          Total Agreement.  This Amendment, the Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

Section 5.08.          WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  WITHOUT LIMITING THE APPLICABILITY OF ANY OTHER PROVISION OF THE AGREEMENT, THE TERMS OF SECTION 12.3 OF THE AGREEMENT SHALL APPLY TO THIS AMENDMENT.

Section 5.09.          RELEASE.  THE BORROWERS EACH HEREBY REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THE BORROWERS’ OBLIGATIONS UNDER THE AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING THIS AMENDMENT.  THE BORROWERS WAIVE AND RELEASE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT.

THE BORROWERS INTEND THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE BORROWERS ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREE THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

[Signature Pages Follow]

                IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

“BORROWERS”:

MEADE INSTRUMENTS CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

SIMMONS OUTDOOR CORPORATION

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

CORONADO INSTRUMENTS, INC.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

“LENDER”:

BANK OF AMERICA, N.A.

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

Signature Page

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consents to, the terms and conditions of that certain Sixteenth Amendment to Amended and Restated Credit Agreement and Limited Waiver dated as of July 15, 2008, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORPORATION, CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (the “Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor.  Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of July 15, 2008.

MEADE INSTRUMENTS EUROPE CORP.,

a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

MEADE INSTRUMENTS HOLDINGS CORP.,

a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that certain Sixteenth Amendment to Amended and Restated Credit Agreement and Limited Waiver dated as of July 15, 2008, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORPORATION, CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”).  Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of July 15, 2008.

MTSC HOLDINGS, INC.,

a California corporation,

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

MC HOLDINGS, INC.,

a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO

MEADE CORONADO HOLDINGS CORP.,

a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President — Finance & CFO